EXHIBIT 10.1


                          ABRAXAS PETROLEUM CORPORATION

                                  $125,000,000

                   Floating Rate Senior Secured Notes due 2009

                               PURCHASE AGREEMENT

                                                             October 21, 2004


Guggenheim Capital Markets, LLC
135 East 57th Street
8th Floor
New York, New York 10022

Ladies and Gentlemen:

         Abraxas Petroleum Corporation, a Nevada corporation (the "Company"), proposes to issue and sell $125,000,000 aggregate principal amount of its Floating Rate Senior Secured Notes due 2009 (the "Notes"). The Notes will be issued pursuant to an Indenture (the "Indenture") to be dated as of the Closing Date (as defined below) among the Company, Eastside Coal Company, Inc., Sandia Oil & Gas Corporation, Sandia Operating Corp., Wamsutter Holdings, Inc. and Western Associated Energy Corporation (each of the foregoing subsidiaries of the Company, a "Guarantor" and collectively, the "Guarantors"; the Guarantors, together with the Company, being herein referred to as the "Company Persons") and U.S. Bank, N.A., as trustee (the "Trustee"). The Notes will be guaranteed by a guarantee of each of the Guarantors (each, a "Guarantee" and collectively with the Guarantee of each of the other Guarantors, the "Guarantees"; the Guarantees, together with the Notes, being herein referred to as the "Securities"). The Company hereby confirms its agreement with Guggenheim Capital Markets, LLC (the "Initial Purchaser") concerning the purchase of the Securities from the Company Persons by the Initial Purchaser. Each capitalized term used but not defined herein shall have the meaning given to such term in the "Description of the Notes" section of the Offering Memorandum (as defined below).

         The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. A preliminary offering memorandum, dated October 7, 2004 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated the date hereof (the "Offering Memorandum"), each setting forth information concerning the Company Persons and the Securities, have been prepared in connection with the offering of the Securities. Copies of the Offering Memorandum will be delivered by the Company to the Initial Purchaser pursuant to the terms of this Agreement. Any reference herein to the Offering Memorandum shall be deemed to include all amendments and supplements thereto prepared in accordance with the terms of this Agreement, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in accordance with Section 3 hereof.

         Holders of the Securities (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, in a form reasonably satisfactory to the Initial Purchaser (the "Registration Rights Agreement"), pursuant to which the Company Persons will agree to file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of Floating Rate Senior Secured Notes due 2009 (the "Exchange Notes") of the Company and a guarantee of the Exchange Notes by each of the Guarantors (the "Exchange Guarantees", and together with the Exchange Notes, the "Exchange Securities") that are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and, under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

         Simultaneously with the issuance of the Securities pursuant to the Indenture, (i) the Company proposes to borrow an aggregate amount of $25,000,000 (the "Bridge Loan") pursuant to a $25,000,000 term loan agreement, to be dated as of the Closing Date (the "Bridge Loan Agreement"), among the Company Persons, certain lenders party thereto and an affiliate of the Initial Purchaser, as administrative agent (the "Bridge Loan Administrative Agent"), (ii) Grey Wolf Exploration Inc., an Alberta corporation and wholly-owned subsidiary of the Company ("Grey Wolf"), proposes to borrow an aggregate amount of $35,000,000 (the "Grey Wolf Term Loan" and together with the Bridge Loan, the "Term Loans") pursuant to a $35,000,000 term loan agreement, to be dated as of the Closing Date (the "Grey Wolf Loan Agreement" and together with the Bridge Loan Agreement, the "Term Loan Agreements"), among Grey Wolf, certain lenders party thereto and an affiliate of the Initial Purchaser, as administrative agent, and
(iii) the Company proposes to enter into a $15,000,000 senior secured revolving credit facility, to be dated as of the Closing Date (the "New Credit Facility Agreement"), among the Company Persons, certain lenders party thereto and Wells Fargo Foothill, Inc., as administrative agent (the "New Credit Facility Administrative Agent"). The Term Loan Agreements, together with the New Credit Facility Agreement, are herein referred to as the "Loan Documents"; it being understood and agreed that neither the Initial Purchaser nor any of its affiliates is, as of the date of this Agreement (or by virtue of the Initial Purchaser entering into this Agreement), obligated to enter into the Loan Documents or to provide any funding thereunder.

         The proceeds of the sale of the Securities, together with the proceeds from the Term Loans, will be used (i) to repay all outstanding amounts under and terminate the Loan and Security Agreement, dated as of January 22, 2003 (the "Existing Credit Agreement"), among the Company, the subsidiaries of the Company party thereto, the lenders thereunder, Wells Fargo Foothill, Inc., as agent thereunder (the "Existing Credit Agreement Agent"), and Guggenheim Corporate
Funding, LLC, as the specified appointee thereunder (the "Existing Credit Agreement Specified Appointee"), and (ii) to redeem all of the Company's 11 1/2% Secured Notes due 2007 (the "Existing Notes") in accordance with the Indenture, dated as of January 23, 2003 (the "Existing Notes Indenture"), among the Company, the subsidiary guarantors party thereto and U.S. Bank, N.A., as trustee thereunder (the "Existing Notes Indenture Trustee"). The termination and repayment of the Existing Credit Agreement and the redemption by the Company of


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

the Existing Notes, each with the proceeds from the sale of the Securities and borrowings under the Term Loans, are herein referred to collectively as the "Refinancing Transaction".

         The Company Persons will agree to secure (i) the Securities and their obligations under the New Credit Facility Agreement and guarantees thereof by granting to the Collateral Agent (as defined below), for the benefit of the holders of the Securities, the Trustee, the lenders under the New Credit Facility Agreement and the New Credit Facility Administrative Agent (collectively, the "Senior Secured Parties"), shared first priority liens on all of their material property and assets, excluding shares of Grey Wolf held by the Company Persons, and (ii) their obligations under the Bridge Loan Agreement and guarantees thereof by granting to the Collateral Agent, for the benefit of the lenders under the Bridge Loan Agreement and the Bridge Loan Administrative Agent (collectively, the "Junior Secured Parties", and together with the Senior Secured Parties, the "Secured Parties"), a second priority lien on all of their material property and assets, excluding shares of Grey Wolf held by the Company Persons, as evidenced by the Intercreditor, Security and Collateral Agency Agreement, to be dated as of the Closing Date (the "Intercreditor Agreement"), among the Company Persons, the Trustee, the Bridge Loan Administrative Agent, the New Credit Facility Administrative Agent and U.S. Bank, N.A., as collateral agent (the "Collateral Agent"). The Company Persons will also agree to secure their obligations under the Bridge Loan Agreement and guarantees thereof by granting to the Bridge Loan Administrative Agent, for the benefit of the Junior Secured Parties, a first priority lien on all of the shares of Grey Wolf held by the Company Persons. The Intercreditor Agreement, together with the mortgages, deeds of trust, pledge agreements, account control agreements and other security instruments being executed and delivered by the Company Persons in respect of the liens securing the indebtedness under the Loan Documents, are herein referred to as the "Security Documents".

         1. Representations, Warranties and Agreements of the Company Persons. The Company Persons, jointly and severally, represent and warrant to, and agree with, the Initial Purchaser on and as of the date hereof and at the Closing Time (as defined below) as follows:

               (a) The Preliminary Offering Memorandum did not as of its date, and the Offering Memorandum will not at the Closing Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company Persons make no representation or warranty as to any information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with information relating to the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser expressly for use therein as specified in
Section 16 hereof (the "Initial Purchaser's Information").

               (b) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 3 hereof and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance, offer, sale and delivery of the Securities to the Initial Purchaser, and the offer, resale and delivery of the Securities by the Initial Purchaser, in the manner contemplated by this Agreement and the Offering Memorandum, to


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

register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

               (c) Each of the Company Persons has been duly organized and is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, and has the requisite corporate power and authority necessary to own, lease and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as described in the Offering Memorandum. Each of the Company Persons is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership, lease or operation of property or the conduct of its business or proposed conduct of its business as described in the Offering Memorandum requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and could not reasonably be expected to have, a material adverse effect on (i) the ability of a Company Person to perform its obligations under, and consummate the transactions (including the Refinancing Transaction) contemplated by, this Agreement, the Indenture, the Calculation Agent Agreement (as defined in the Indenture), the Securities, the Exchange Securities, the Registration Rights Agreement, any Loan Document or any Security Document (collectively, the "Transaction Documents"), as applicable, (ii) the condition (financial or otherwise), results of operations, earnings, business affairs, management or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or (iii) the value of the Collateral or the validity or enforceability of the Security Documents or any lien purporting to be created thereby or any right or remedy arising thereunder (each, a "Material Adverse Effect").

               (d) The Guarantors and Grey Wolf are the only subsidiaries of the Company. Grey Wolf has been duly organized and is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, and has the requisite corporate power and authority necessary to own, lease and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as described in the Offering Memorandum. Grey Wolf is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership, lease or operation of property or the conduct of its business or proposed conduct of its business as described in the Offering Memorandum requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and could not reasonably be expected to have, a Material Adverse Effect.

               (e) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any security interest, mortgage, pledge, lien, hypothecation, claim, restriction upon voting or transfer, charge or other encumbrance of any kind (other than those imposed by the Securities Act or the securities or "Blue Sky" laws of any state) (each, a "Lien") other than the Liens granted to the Existing Notes Indenture Trustee and the Existing Credit Agreement Agent to secure the Existing Notes and the Existing Credit Agreement, respectively. All of such shares of capital stock will be owned directly or indirectly by the Company, free and clear of all Liens, at the Closing Time upon the discharge of the


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

Existing  Notes  and  the  termination  and  discharge  of the  Existing  Credit
Agreement.

               (f) Each Company  Person has the  requisite  corporate  power and authority  to  execute  and  deliver  this  Agreement  and  each  of  the  other
Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. Each Company Person has duly and validly taken all corporate action required to be taken by it for the due and proper (i) authorization, execution and delivery of each Transaction Document to which it is a party, and the performance of its obligations thereunder, (ii) issuance, authentication, offer, sale, resale and delivery, as applicable, of the Securities and the Exchange Securities and the use of the Offering Memorandum in any jurisdiction, in each case as contemplated by this Agreement and the Offering Memorandum and assuming the accuracy of the representations of, and the compliance with the agreements by, the Initial Purchaser contained in Section 3 hereof, (iii) grant and perfection of security interests in the Collateral pursuant to the Security Documents and (iv) consummation of the transactions contemplated by the Transaction Documents, including the Refinancing Transaction.

               (g)  This  Agreement  has  been  duly  authorized,  executed  and delivered by each Company Person and constitutes a valid and legally binding agreement of such Company Person, enforceable against such Company Person in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as any right to indemnification or contribution hereunder may be limited by federal or state securities laws and public policy considerations.

               (h) The Registration Rights Agreement has been duly authorized by each Company Person, and at the Closing Time, will be duly executed and delivered by such Company Person. The Registration Rights Agreement, when duly executed and delivered by each Company Person and each other party thereto, will constitute a valid and legally binding agreement of such Company Person, enforceable against such Company Person in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as any right to indemnification or contribution thereunder may be limited by federal or state securities laws and public policy considerations.

               (i) The Indenture has been duly authorized by each Company Person and, at the Closing Time, will be duly executed and delivered by such Company Person. The Indenture, when duly executed and delivered by each Company Person and the Trustee, will constitute a valid and legally binding agreement of such Company Person, enforceable against such Company Person in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). At the Closing Time, the


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

Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

               (j) The Notes have been duly authorized by the Company and, at the Closing Time, will be duly executed, issued and delivered by the Company and authenticated by the Trustee in accordance with to the Indenture. The Notes, when duly executed by the Company and authenticated by the Trustee in accordance with the Indenture, and delivered against payment therefor, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (k) The Guarantee of each  Guarantor has been duly  authorized by such Guarantor and, at the Closing Time, will be duly executed and delivered by such Guarantor in accordance with the Indenture. Each Guarantee, when duly executed and delivered by the respective Guarantor in accordance with the Indenture and the Securities have been paid for as provided herein, will constitute a valid and legally binding obligation of such Guarantor, entitled to the benefits of the Indenture and enforceable against such Guarantor in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (l) The Exchange Notes have been duly authorized by the Company and, at the time(s) provided for in the Registration Rights Agreement, will be duly executed, issued and delivered by the Company and authenticated by the Trustee in accordance with the Indenture. The Exchange Notes, when duly executed and delivered by the Company and authenticated by the Trustee in accordance with the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (m) The Exchange Guarantee of each Guarantor has been duly authorized by such Guarantor and, at the time(s) provided for in the
Registration Rights Agreement, will be duly executed and delivered by such Guarantor in accordance with the Indenture. Each Exchange Guarantee, when duly executed and delivered by the respective Guarantor in accordance with the Indenture, will constitute a valid and legally binding obligation of such
Guarantor, entitled to the benefits of the Indenture and enforceable against such Guarantor in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting


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

creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (n) Each of the Transaction Documents not referred to in the preceding clauses (g) through (p) has been duly authorized by each Company Person that is a party thereto and, at the Closing Time, will be duly executed and delivered by each Company Person that is a party thereto. Each such Transaction Document, when duly executed and delivered by each Company Person that is a party thereto, will constitute a valid and legally binding agreement of such Company Person, enforceable against such Company Person in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (o) The Transaction Documents will conform in all material respects to the descriptions thereof in the Offering Memorandum.

               (p) None of (i) the execution and delivery by a Company Person of each Transaction Document to which it is a party, and the performance of its obligations thereunder, (ii) the issuance, authentication, offer, sale, resale and delivery of the Securities and the Exchange Securities and the use of the Offering Memorandum in any jurisdiction, in each case as contemplated by this Agreement and the Offering Memorandum and assuming the accuracy of the representations and warranties of, and the compliance with the agreements by, the Initial Purchaser contained in Section 3 hereof, (iii) the grant and perfection of security interests in the Collateral pursuant to the Security Documents or (iv) the consummation by the Company Persons of the transactions contemplated by the Transaction Documents, including the Refinancing Transaction, will (A) result in any violation of the provisions of the charter or by-laws (or other comparable organizational documents) of the Company or any of its subsidiaries, (B) result in any violation of the provisions of any law, statute, rule or regulation (other than the securities or "Blue Sky" laws of any state) ("Law") or any judgment, injunction, ordinance, order or decree (including any stop order) of any court, arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets ("Order"), (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties or assets may be subject (each, a "Contract"), or which, with notice or lapse of time or both, would constitute such a breach, violation or default or (D) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any property or asset of the Company or any of its subsidiaries pursuant to any Contract (other than a Transaction Document), except in the case of clauses (B), (C) and
(D) for such conflicts, breaches, violations, defaults or Liens that, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect.

               (q) Each of BDO Seidman LLP ("BDO Seidman") and Deloitte & Touche, LLP ("D&T"), which has certified certain financial statements of the


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

Company and its subsidiaries, are independent public accountants within the meaning of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder and as required by the Securities Act and the rules and regulations of the Commission thereunder.

               (r) The historical financial statements, including the notes thereto, contained in the Offering Memorandum comply as to form in all material respects with the accounting requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted), and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries and the other entities for which financial statements are included in the Offering Memorandum as of the dates indicated and the results of operations and cash flows for the periods indicated; such financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered. The other historical financial and statistical information and data contained in the Offering Memorandum are prepared on a basis consistent with the financial statements contained in the Offering Memorandum and the books and records of the Company and present fairly in all material respects the information purported to be shown thereby.

               (s) The pro forma financial information contained in the Offering
Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the pro forma adjustments specified therein), and complies as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (including all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and by the Exchange Act to reflect the transactions described in the Offering Memorandum), gives effect to assumptions made on a reasonable basis and presents fairly in all material respects the historical financial information and proposed transactions contemplated by the Offering Memorandum and the Transaction Documents, including the Refinancing Transaction.

               (t) The financial information contained in the Offering Memorandum under the headings "Summary-Summary Historical Consolidated and Pro Forma Statement of Operations", "Summary--Summary Historical and Pro Forma Operating Data", "Capitalization", "Ratio of Earnings to Fixed Charges", "Unaudited Pro Forma Financial Information", "Selected Historical Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations", and the consolidated financial statements of the Company contained in the Offering Memorandum, are derived from the accounting records of the Company and its subsidiaries and present fairly in all material respects the information purported to be shown thereby.

               (u) Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company (including any predecessor entity) or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, has had and, if determined adversely to the Company or any of its subsidiaries could reasonably be expected to have, a Material Adverse Effect, and to the best knowledge of the Company Persons, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (v) No Law has been, or to the best knowledge of the Company Persons has been proposed to be, enacted, adopted or issued, and no Order has been, or has been proposed to be, issued, which would suspend or prevent the issuance, authentication, offer, sale, resale or delivery of the Securities or the Exchange Securities or the use of the Offering Memorandum in any jurisdiction, in each case, as contemplated by this Agreement and the Offering Memorandum. No action, suit or proceeding is pending against or, to the best knowledge of the Company Persons, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, that could reasonably be expected to (i) interfere with or adversely affect the issuance, authentication, offer, sale, resale or delivery of the Securities or the Exchange Securities or the use of the Offering Memorandum in any jurisdiction, in each case, as contemplated by this Agreement and the Offering Memorandum and assuming the accuracy of the representations and warranties of, and the compliance with the agreements by, the Initial Purchaser contained in Section 3 hereof or (ii) in any manner draw into question the validity or enforceability of this Agreement or any of the other Transaction Documents or any action taken or to be taken pursuant to the terms hereof or thereof. The Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Offering Memorandum.

               (w) Neither the Company nor any of its subsidiaries is, or with notice or lapse of time or both would be, (i) in violation of the provisions of its charter or by-laws (or other comparable organizational documents), (ii) in violation of the provisions of any Law or (iii) in breach or violation of any of the provisions of, or in default under, any Contract, except in the case of clauses (ii) and (iii) for such violations, breaches or defaults that, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect.

               (x) No consent, authorization, approval, license, order, registration, qualification or decree of, or filing with, any court or governmental authority or agency is necessary or required for (i) the execution and delivery by a Company Person of each Transaction Document to which it is a party, and the performance of its obligations thereunder, (ii) the issuance, authentication, offer, sale, resale and delivery of the Securities and the Exchange Securities and the use of the Offering Memorandum in any jurisdiction, in each case as contemplated by this Agreement and the Offering Memorandum and assuming the accuracy of the representations and warranties of, and the compliance with the agreements by, the Initial Purchaser contained in Section 3 hereof, (iii) the grant and perfection of security interests in the Collateral pursuant to the Security Documents or (iv) the consummation by the Company Persons of the transactions contemplated by the Transaction Documents, including the Refinancing Transaction, except for (A) with respect to the performance by the Company of its obligations under the Registration Rights Agreement, the registration with the Commission of the Securities under the Shelf Registration Statement and/or the registration of the Exchange Offer with the Commission, (B) the registration or qualification of the Securities under applicable securities or "Blue Sky" laws of the various states in connection with the purchase and distribution of the Securities by the Initial Purchaser as contemplated by this Agreement and the Offering Memorandum, (C) the filings required to release existing Liens on the Collateral, (D) the filings required to perfect the Collateral Agent's security interests granted pursuant to the Security Documents, (E) those required in connection with the qualification of the Indenture under the Trust Indenture Act and (F) those required in connection with arranging for the Securities to be designated eligible for trading in the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market or for the Securities and the Exchange Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

               (y) The Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies that are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses or the proposed conduct thereof as described in the Offering Memorandum, except where the failure to possess or make the same, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has received notification that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

               (z) The Company and each of its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon other than those being contested in good faith and for which reserves have been provided in accordance with GAAP and those currently payable without penalty or interest or the nonpayment of which would not have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries that has had, nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency that, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

               (aa) Neither the Company nor any of its subsidiaries is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum under the heading "Use of Proceeds", will be, (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended ("PUHCA").

               (bb) The  Company  is subject to the  reporting  requirements  of
Section 13 or Section 15(d) of the Exchange Act.

               (cc) The Company and each of its subsidiaries make and keep accurate books and records, and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

               (dd) Except as otherwise disclosed in the Offering Memorandum, the Company and each of its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are standard in the oil and gas industry for similarly situated companies. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

               (ee) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses or the proposed conduct thereof as described in the Offering Memorandum, and, to the best knowledge of the Company Persons, the conduct of their respective businesses will not conflict in any material respect with, and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others.

               (ff) The Company and each of its subsidiaries have good and defensible title to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and its subsidiaries, in each case free and clear of all Liens and other defects and imperfections of title, except for (i) the Liens granted to the Existing Notes Indenture Trustee and the Existing Credit Agreement Agent to secure the Existing Notes and the Existing Credit Agreement, respectively, and (ii) such Liens and other defects or impefections of title that, individually or in the aggregate, (A) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (B) have not had and could not reasonably be expected to have a Material Adverse Effect. All of the Liens granted to the Existing Notes Indenture Trustee and the Existing Credit Agreement Agent to secure the Existing Notes and the Existing Credit Agreement, respectively, will be fully and completely released and discharged at the Closing Time upon the discharge of the Existing Notes and the termination and discharge of the Existing Credit Agreement.

               (gg) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened. Neither the Company nor any of its subsidiaries is party to a collective bargaining agreement and there are no unfair labor practice complaints pending against the Company or any of its subsidiaries or, to the knowledge of the Company Persons, threatened against any of them.

               (hh) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or

Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any "employee benefit plan" (as defined in
Section 3(3) of ERISA) of the Company or any of its subsidiaries or any employee benefit plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate") which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with its provisions and applicable law, including ERISA and the Code; neither the Company nor any ERISA Affiliate has participated in any multiemployer plan (as defined in Section 3(37) of ERISA); neither the Company nor any ERISA Affiliate has incurred or could reasonably expect to incur any liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" (as defined in Section 3(2) of ERISA) for which the Company or any of its subsidiaries could have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

               (ii)  The  Company  and  its  subsidiaries  (i)  are in  material compliance with any and all applicable foreign, federal, state and local laws, regulations, rules, ordinances, codes, policies, rules of common law, judicial or administrative orders, consents, decrees and judgments relating to pollution, the protection of human health and safety, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) and wildlife, the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials"), and the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) have received and are in material compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for any (A) actual or alleged violation of Environmental Laws or (B) investigation or other action (including, but not limited to, remediation) in response to, or personal injury (including death) or property damage in connection with, any actual or alleged disposal or release of Hazardous Materials, except where such notice has been resolved or is no longer outstanding or where the actual or potential liability could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 et seq., as amended. The Company and its subsidiaries have not entered into any agreement, and are not subject to any order, pursuant to which they currently have any ongoing obligation to investigate or take any other action (including, but not limited to, remediation) in response to any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants.

               (jj) Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, or failed to disclose fully any contribution in violation of law, (ii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

               (kk) Each Company Person is and, immediately after the Closing Time (after giving effect to the sale of the Securities pursuant to this Agreement and the consummation of the other transactions contemplated by the Transaction Documents, including the Refinancing Transaction) will be, Solvent. As used in this paragraph, the term "Solvent" means, with respect to a Company Person on a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such Company Person is not less than the total amount required to pay the probable liabilities of such Company Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and mature, (ii) such Company Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Company Person is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and
(iv) such Company Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Company Person is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. No Company Person is incurring obligations or making transfers under any evidence of indebtedness with the intent to hinder, delay or defraud any entity to which it is or will become indebted.

               (ll) As of the Closing Time, the Company Persons will own the Collateral free and clear of all Liens (other than Permitted Prior Liens and the Liens granted to the Existing Notes Indenture Trustee and the Existing Credit Agreement Agent to secure the Existing Notes and the Existing Credit Agreement, respectively), and no Financing Statement (as defined below) in respect of any property or asset of any Company Person will be on file in favor of any person other than those (i) for which a termination statement has been properly filed and (ii) in respect of (A) Permitted Prior Liens and (B) Liens granted to the Existing Notes Indenture Trustee and the Existing Credit Agreement Agent to secure the Existing Notes and the Existing Credit Agreement, respectively.

               (mm) When executed and delivered to the Collateral Agent at the Closing Time, the Security Documents will grant and create, in favor of the Collateral Agent (i) for the benefit of the Senior Secured Parties, valid and enforceable shared first priority security interests in the Collateral and (ii) for the benefit of the Junior Secured Parties, valid and enforceable shared second priority security interests in the Collateral, subject in each case to the discharge of the Existing Notes and the termination and discharge of the Existing Credit Agreement at the Closing Time.

               (nn) When executed at the Closing Time, each Mortgage will be delivered, duly acknowledged and, if required for recordation, attested and otherwise will be in recordable form, and when such Mortgage is filed for record and recorded in the filing office identified therein, the security interest of the Collateral Agent in the real property described therein will be duly perfected.

               (oo) Each Company Person is a "registered organization" (as defined in Article 9 of the Uniform Commercial Code (the "UCC")) under the law of the state in which it is identified as being incorporated on Schedule 1 attached hereto, and at the Closing Time all security interests granted under the Security Documents in Collateral consisting of personal property or fixtures will be duly perfected to the extent such security interests may be perfected by filing upon the filing of the Financing Statements.

               (pp) At the Closing Time, (i) all Collateral consisting of Capital Stock of the Guarantors will be represented by certificated securities and (ii) all such certificated securities and all promissory notes and other instruments then evidencing or representing any Collateral will be delivered to the Collateral Agent in pledge for the benefit of the Secured Parties as security for all of the Secured Obligations.

               (qq) Neither the Company nor any of its subsidiaries owns any "margin securities" as that term is defined in Regulations T and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and the issuance, offer and sale of the Securities and the application of the net proceeds therefrom will not violate Regulation T, U or X of the Federal Reserve Board.

               (rr) Except for this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities or the Exchange Securities.

               (ss) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act. The Offering Memorandum contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

               (tt) None of the Company Persons, any of their respective affiliates (as defined in Rule 501(b) under the Securities Act) or any other person acting on behalf of the Company Persons or such affiliates (other than the Initial Purchaser, as to whom the Company Persons make no representation or warranty) has, directly or indirectly, (i) sold, offered for sale, solicited offers to buy, or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act) which is or may be integrated (within the meaning of Rule 502 under the Securities Act) with the Securities in a manner that would require the registration under the Securities Act of the Securities or render invalid the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof, Rule 144A thereunder ("Rule 144A"), Regulation S thereunder ("Regulation S") or otherwise in connection with
(A) the offer and sale of the  Securities by the Company  Persons to the Initial

Purchaser hereunder, (B) the resale of the Securities by the Initial Purchaser to subsequent purchasers as contemplated by this Agreement and the Offering Memorandum or (C) the resale of the Securities by such subsequent purchasers to others as contemplated by the Offering Memorandum or (ii) with respect to any Securities being (A) offered or sold in the United States, engaged in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or any public offering within the meaning of Section 4(2) of the Securities Act and (B) offered or sold outside the United States in reliance upon Regulation S, engaged in any "directed selling efforts" (within the meaning of Regulation S) in the United States.

               (uu) When the Securities are issued and delivered to the Initial Purchaser pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A) as securities of any of the Company Persons which are listed on a national securities exchange registered under
Section 6 of the Exchange Act or quoted on a U.S. automated inter-dealer quotation system. No securities of the same class as the Securities have been issued by the Company Persons or their affiliates within the six-month period immediately prior to the date hereof.

               (vv) The Securities will be debt securities of a reporting issuer (within the meaning of Regulation S) when issued, and the Securities will continue to be at all times debt securities of a reporting issuer (within the meaning of Regulation S) until the expiration of the Distribution Compliance
Period (as defined below). The Company Persons, each of their respective affiliates and any person acting on behalf of the Company Persons or such affiliates (other than the Initial Purchaser, as to whom the Company Persons make no representation or warranty) have complied and will comply with the offering restriction requirements of Regulation S. The sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

               (ww) Neither the Company nor any of its affiliates has taken, nor will the Company or any such affiliate take, directly or indirectly, any action which is designed to stabilize or manipulate, or which has constituted or which would be expected to cause or result in stabilization or manipulation of, the price of any security of the Company to facilitate the sale or resale of the Securities or the Exchange Securities.

               (xx) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

               (yy) Since the date as of which information is given in the Offering Memorandum (exclusive of amendments or supplements thereto), except as otherwise stated or contemplated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business,
(ii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) neither the Company nor any of its subsidiaries has entered into any material transaction other than in the ordinary course of business and
(iv) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or any redemption in respect thereof.

               (zz) The oil and gas reserve estimates of the Company and its subsidiaries contained in the Offering Memorandum have been prepared or reviewed by independent petroleum engineers, in each case in accordance with the Commission guidelines applied on a consistent basis throughout the periods involved, and the Company does not have any reason to believe that such estimates do not fairly reflect the oil and gas reserves of the Company and its subsidiaries at the dates indicated in the Offering Memorandum. Each of DeGolyer and MacNaughton and McDaniel and Associates Consultants Ltd. is an independent petroleum engineering firm with respect to the Company.

         2. Purchase of the Securities. On the basis of the representations, warranties and agreements set forth herein, and subject to the terms and conditions set forth herein, the Company Persons agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company Persons, an aggregate principal amount of $125,000,000 of the Securities at a purchase price equal to 96.75% of the principal amount thereof.

         3. Resale of the Securities. The Initial Purchaser has advised the Company that it proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum, and the Initial Purchaser hereby represents and warrants to, and agrees with, the Company that:

               (a) it is a "qualified institutional buyer" (a "QIB") within the meaning of Rule 144A and it has not offered or sold the Securities to any person other than, and it will offer and sell the Securities only, (i) in the United States to (A) persons who it reasonably believes are QIBs in transactions meeting the requirements of Rule 144A, (B) institutional investors that qualify as an accredited investor as defined under Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act and which, prior to their purchase of the Securities, deliver to the Initial Purchaser a letter substantially in the form of Annex A to the Offering Memorandum, and (C) a limited number of individual investors that qualify as an accredited investor as defined under Rule 501(a)(4), (5) or
(6) under the Securities Act and which, prior to their purchase of the Securities, deliver to the Initial Purchaser a letter substantially in the form of Annex A to the Offering Memorandum, and (ii) outside the United States in reliance on Regulation S;

               (b) it has not solicited offers for, offered or sold, and will not solicit offers for, offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

               (c) it will take reasonable steps to inform persons acquiring Securities from it that the Securities (i) have not been and, except as may be required by the Registration Rights Agreement, will not be registered under the Securities Act, (ii) are being sold to them without registration under the Securities Act in reliance on Rule 144A (if applicable) and (iii) may not be offered, sold or otherwise transferred except (A) to the Company or (B) in accordance with (I) Rule 144A to a person whom the seller reasonably believes is a QIB that is purchasing such Securities for its own account or for the account of a QIB to whom notice is given that the offer, sale and transfer is being made in reliance on Rule 144A, (II) in accordance with Regulation S or (III) pursuant to another available exemption from registration under the Securities Act, and in each case subject to the transfer restrictions described in the Offering Memorandum under the heading "Transfer Restrictions";

               (d) it will, prior to or simultaneously with the confirmation of sale by it to any purchaser of any of the Securities purchased hereunder, furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to it prior to the date of such confirmation of sale); and

               (e) with  respect to the  transactions  described  in  subsection
(a)(ii) of this Section 3, (i) it has complied, and will comply, with all applicable laws and regulations in each jurisdiction in which it offers, sells or delivers the Securities, (ii) it has not offered or sold the Securities, and it will not offer or sell the Securities, (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (the "Distribution Compliance Period"), except in accordance with Rule 903 of Regulation S, and (iii) neither it, nor any of its affiliates, nor any person acting on behalf of it or such affiliates, has engaged or will engage in any "directed selling efforts" (within the meaning of Regulation S) in the United States with respect to the Securities, and each such person has complied, and will comply, with all applicable "offering restrictions" (with the meaning of Regulation S).

         4. Delivery of and Payment for the Securities.

               (a) Delivery of and payment for the Securities shall be made at the offices of Sidley Austin Brown & Wood llp, 787 Seventh Avenue, New York, New York, or at such other place as shall be agreed upon by the Initial Purchaser and the Company (the "Closing Location"), at 10:00 A.M., New York City time, on October 28, 2004, or at such other time or date as shall be agreed upon by the Initial Purchaser and the Company (such date of payment and delivery being herein referred to as the "Closing Date" and such time of payment and delivery on the Closing Date being herein referred to as the "Closing Time"). A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Closing Date (or at such other location, time or date as shall be agreed upon by the Initial Purchaser and the Company), at which meeting the final drafts of the Transaction Documents and other documents to be delivered pursuant to Section 6 hereof will be available for review by the parties hereto. For the purposes of this Section 4(a), "New York Business Day" shall mean each day other than a Saturday, Sunday or other day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

               (b) At the Closing Time, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchaser of the certificates evidencing the Securities. Time shall be of the essence, and delivery of such certificates at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchaser hereunder. Upon delivery, the Securities will be represented by one or more definitive global securities in book-entry form registered in such names and in such denominations as the Initial Purchaser shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by the Initial Purchaser in New York, New York at least 24 hours prior to the Closing Time.

         5. Further Agreements of the Company Persons. Each Company Person agrees with the Initial Purchaser:

               (a) to prepare the Offering Memorandum in a form approved by the Initial Purchaser; prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to the Initial Purchaser and its counsel and to make no amendment or any supplement to the Offering Memorandum which shall be reasonably disapproved by Initial Purchaser or its counsel promptly after a reasonable period of review; and to promptly furnish to the Initial Purchaser and counsel for the Initial Purchaser, without charge, such number of copies of the Offering Memorandum (and any amendment or supplement thereto) as may be reasonably requested;

               (b) to advise the Initial Purchaser promptly and, if requested, confirm such advice in writing, of the occurrence of any event or the existence of any condition which makes any statement of a material fact made in the Offering Memorandum untrue or which requires any addition or change to the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (c) if, at any time prior to the completion of the resale of all of the Securities by the Initial Purchaser hereunder, any event shall occur or condition exist as a result of which it is necessary, in the opinion of the Initial Purchaser or its counsel, or of counsel for the Company, to amend or supplement the Offering Memorandum so that the Offering Memorandum (i) will not contain an untrue statement of a material fact or (ii) will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made at the time the Offering Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

               (d) to not, and to cause its affiliates (as defined in Rule 501(b) under the Securities Act) and any other person acting on its or their behalf not to, directly or indirectly, (i) sell, offer for sale, solicit any offer to buy, or otherwise negotiate in respect of, any security (as such term is defined in the Securities Act) which is or may be integrated (within the meaning of Rule 502 under the Securities Act) with the Securities in a manner that would require the registration under the Securities Act of the Securities or render invalid the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof, Rule 144A, Regulation S or otherwise in connection with (A) the offer and sale of the Securities by the Company Persons to the Initial Purchaser hereunder, (B) the resale of the Securities by the Initial Purchaser to subsequent purchasers as contemplated by this Agreement and the Offering Memorandum or (C) the resale of the Securities by such subsequent purchasers to others as contemplated by the Offering Memorandum, (ii) with respect to the Securities being offered or sold (A) in the United States, engage in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or any public offering within the meaning of Section 4(2) of the Securities Act and (B) and outside the United States in reliance upon Regulation S, engage in any "directed selling efforts" (within the meaning of Regulation S) in the United States or
(iii) offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

               (e) at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish at its expense to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

               (f) to promptly notify the Initial Purchaser if the Securities cease to be debt securities of a reporting issuer (within the meaning of Regulation S) at any time before the expiration of the Distribution Compliance Period.

               (g) to promptly take from time to time such actions as the Initial Purchaser may reasonably request to qualify the Securities for offer and sale (or obtain an exemption from registration) under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may reasonably request; provided, however, that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

               (h) to use its reasonable best efforts to cause the Securities to be designated PORTAL Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities and the Exchange Securities to be eligible for clearance and settlement through DTC;

               (i) to comply with all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book entry" transfer;

               (j) for a period of 180 days from the Closing Date, to not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities) without the prior written consent of the Initial Purchaser, except for the Exchange Securities in connection with the Exchange Offer;

               (k) until consummation of the Exchange Offer, without the prior written consent of the Initial Purchaser, to not, and to not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them;

               (l) in connection with the offering of the Securities, until the Initial Purchaser shall have notified the Company (which it shall do as soon as reasonably practicable) of the completion of the distribution of all of the Securities contemplated hereby, to not, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and to not, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual or apparent active trading in the Securities or for the purpose of raising the price of the Securities; provided, however, that notwithstanding any other provision of this Agreement, the Initial Purchaser shall not be prohibited from market-making, stabilization, covering or overallotment transactions as contemplated by the Offering Memorandum;

               (m) in connection with the offering of the Securities, to make its officers, employees, independent accountants, independent petroleum engineers and legal counsel reasonably available upon request by the Initial Purchaser;

               (n) to furnish to the Initial Purchaser on the date hereof a copy of each independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report;

               (o) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Time, and to use its reasonable efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

               (p) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

               (q) to not take any action, prior to the Initial Purchaser notifying the Company (which it shall do as soon as reasonably practicable) of the completion of the distribution of all of the Securities contemplated hereby, which would require the Offering Memorandum to be amended or supplemented pursuant to Section 5(c) hereof;

               (r) prior to the Closing Time, to not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchaser is notified), without consulting and obtaining the consent of the Initial Purchaser, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchaser, such press release or communication is required by law;

               (s) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds";

               (t) to take all actions necessary (i) to cause the Existing Notes Indenture, and the "Guarantees" and the "Security Documents" (as such terms are defined in the Existing Notes Indenture), to be discharged and of no further effect in accordance with Section 8.01 of the Existing Notes Indenture prior to or concurrently with the purchase of the Securities by the Initial Purchaser hereunder, including, without limitation, causing the Existing Notes Payout Amount (as defined below) to be paid to the Existing Notes Indenture Trustee prior to or concurrently with the purchase of the Securities by the Initial Purchaser hereunder, and (ii) to cause the Existing Notes Indenture Trustee to acknowledge, prior to or concurrently with the purchase of the Securities by the Initial Purchaser hereunder, in writing its receipt of the Existing Notes Indenture Payout Amount and such discharge of the Company's obligations under the Existing Notes Indenture as provided in Section 8.05 thereof;

               (u) to take all actions necessary (i) to cause the Existing Credit Agreement Payout Amount (as defined below) to be paid to the Existing
Credit Agreement Agent prior to or concurrently with the purchase of the Securities by the Initial Purchaser hereunder and (ii) to cause the Existing Credit Agreement Agent to acknowledge, prior to or concurrently with the purchase of the Securities by the Initial Purchaser hereunder, in writing its receipt of the Existing Credit Agreement Payout Amount, the termination of the Existing Credit Agreement and the release and discharge of all Liens securing obligations thereunder to the Collateral Agent for the benefit of the Secured Parties; and

               (v) to take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act or a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of PUHCA.

         6. Conditions of Initial Purchaser Obligations. The obligations of the Initial Purchaser hereunder are subject, in its discretion, to the accuracy, on and as of the date hereof and at the Closing Time, of the representations and warranties of the Company Persons contained herein, to the accuracy of the statements of the Company Persons and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Company Persons of their respective obligations hereunder, and to each of the following additional conditions:

               (a) The Offering Memorandum (and any amendment or supplement thereto) shall have been printed and copies distributed to the Initial Purchaser as promptly as practicable on or following the date of this Agreement (or at such other date and time as to which the Initial Purchaser may agree). If any event shall have occurred that requires the Company under Section 5(c) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchaser shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchaser reasonably in advance of the Closing Date.

               (b) No Law shall have been, or shall have been proposed to be, enacted, adopted or issued, and no Order shall have been, or shall have been proposed to be, issued, which would suspend or prevent the issuance, authentication, offer, sale, resale or delivery of the Securities or the Exchange Securities or the use of the Offering Memorandum in any jurisdiction, in each case, as contemplated by this Agreement and the Offering Memorandum.

               (c) There shall not have occurred any invalidation of Rule 144A, Regulation S or Regulation D under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Securities contemplated hereby.

               (d) Each Transaction Document, in form and substance satisfactory to the Initial Purchaser, shall have been duly executed and delivered by an authorized officer of each party thereto, and shall have been delivered to the Initial Purchaser.

               (e) The Notes, in form and substance satisfactory to the Initial Purchaser, shall have been duly executed and delivered by an authorized officer of the Company and duly authenticated by an authorized officer of the Trustee.

               (f) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

               (g) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement and each of the other Transaction Documents and the Offering Memorandum, and all other legal matters relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby (including the Refinancing Transaction), shall be satisfactory in all material respects to the Initial Purchaser, and the Company shall have furnished to the Initial Purchaser all documents and information that it or its counsel may reasonably request to enable such counsel to pass upon such matters.

               (h) The Initial Purchaser shall not have either discovered or disclosed to the Company prior to the Closing Time that the Offering Memorandum (or any amendment or supplement thereto) (i) contains an untrue statement of a fact which, in the opinion of the Initial Purchaser or its counsel, is material or (ii) omits to state any fact which, in the opinion of the Initial Purchaser or such counsel, is material and is required to be stated therein or is necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (i) The Initial Purchaser shall have received from each of (i) Cox Smith Matthews Incorporated, counsel for the Company, and (ii) Bryan Cave LLP, special New York counsel for the Company, a written opinion, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser.

               (j) The Initial Purchaser shall have received from Sidley Austin Brown & Wood LLP, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents and information as they may request for the purpose of enabling them to pass upon such matters.

               (k) The Company shall have furnished to the Initial Purchaser letters of BDO Seidman and D&T, addressed to the Initial Purchaser, dated the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser.

               (l) The Company shall have furnished to the Initial Purchaser letters of DeGolyer and MacNaughton and McDaniel and Associates Consultants Ltd., addressed to the Initial Purchaser, dated the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser.

               (m) The Company shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of its chief executive officer and its chief financial officer stating that (i) such officers have carefully examined the Offering Memorandum, (ii) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred that should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the representations and warranties of the Company Persons in this Agreement were true and correct on the date hereof and are true and correct in all material respects as of the Closing Time, (iv) the Company Persons have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to the Closing Time in all material respects and (v) subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, except as set forth in the Offering Memorandum.

               (n) Each Company Person shall have furnished to the Initial Purchaser a certificate of its secretary or assistant secretary, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser.

               (o) Each Company Person shall have furnished to the Initial Purchaser (i) a certificate of good standing from the state in which it is incorporated and from each other state or other jurisdiction in which the failure to be in good standing could reasonably be expected to have a Material Adverse Effect, each dated no more than seven days prior to the Closing Date, and (ii) a bring-down letter of good standing from CT Corporation System (or another similar service) with respect to the Company and each Guarantor in each such state or other jurisdiction, dated as of the Closing Date.

               (p) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change in or affecting the condition, financial or otherwise, earnings, business affairs, management or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, the effect of which, in any such case described above, is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

               (q) The Company shall have:

                   (i) notified the Existing Notes Indenture Trustee and the paying agent under the Existing Notes Indenture of its intention to redeem all of the Existing Notes in accordance with Section 3.01 of the Existing Notes Indenture, and each such notice shall be in form and substance satisfactory to the Initial Purchaser and shall have been given not less than five (5) days nor more than thirty (30) days prior to the Closing Date (unless the Existing Notes Indenture Trustee shall have agreed in writing to a shorter notice period or waived such notice);

                   (ii) furnished a letter from the Existing Notes Indenture Trustee, in form and substance satisfactory to the Initial Purchaser, (A) confirming the amount (the "Existing Notes Payout Amount") required to be deposited with the Existing Notes Indenture Trustee pursuant to clauses (a)(ii) and (b) of Section 8.01 of the Existing Notes Indenture assuming the Company redeems all of the Existing Notes on the thirtieth (30th) day (or if such day is not a business day, the next succeeding business day) following the Closing Date and the Company incurs no amounts referred to in such clause (b) after the Closing Date and (B) agreeing to provide the acknowledgment referenced in clause
(ii) of Section 5(t) hereof upon its receipt of the Existing Notes Payout Amount and satisfaction of the other conditions in Section 8.05 of the Existing Notes Indenture; and

                   (iii) delivered a notice of redemption, in form and substance satisfactory to the Initial Purchaser, to the Existing Notes Indenture Trustee and irrevocably instructed the Existing Notes Indenture Trustee to mail such notice of redemption to each holder of the Existing Notes in accordance with

Section 3.04 of the Existing Notes Indenture upon the Existing Notes Indenture Trustee receiving the Existing Notes Payout Amount.

               (r) The Company shall have furnished a letter from the Existing Credit Agreement Agent, in form and substance satisfactory to the Initial
Purchaser:

                   (i) stating the amount (the "Existing Credit Agreement Payout Amount") required to pay in full in cash on the Closing Date all outstanding obligations under or in respect of Existing Credit Agreement;

                   (ii) confirming and agreeing that upon its receipt of the Existing Credit Agreement Payout Amount, the Existing Credit Agreement will immediately terminate in accordance with Section 3.6(a) thereof (without regard to whether the Company provided thirty (30) days' prior written notice of such termination to the Existing Credit Agreement Agent and the Existing Credit Agreement Specified Appointee) and all Liens securing obligations under the Existing Credit Agreement will be forever released and discharged; and

                   (iii) agreeing to provide the acknowledgment referenced in clause (ii) of Section 5(u) hereof upon its receipt of the Existing Credit Agreement Payout Amount.

         (s) Each of the Loan Documents, on substantially the terms described in the Offering Memorandum, shall have been duly executed and delivered by an authorized officer of each party thereto. The Company shall have furnished to the Initial Purchaser an officer's certificate, dated the Closing Date, (i) attaching a copy of each Loan Document and any other document referred to therein which the Initial Purchaser deems necessary and (ii) certifying (A) each such Loan Document and other document is a true, correct and complete copy thereof and remains in full force and effect and (B) that neither any Company Person nor Grey Wolf has breached or defaulted in any of its obligations under any of such Loan Documents and other documents. Such officer's certificate shall also certify that:

               (i) all conditions precedent (other than the satisfaction (or waiver) of the conditions precedent set forth in this Section 6 and the conditions precedent to (A) the making of the Grey Wolf Term Loan or (B) the initial extension of credit contained in the New Credit Facility) to the obligation of the lenders under the Bridge Loan Agreement to make a term loan in the principal amount of $25,000,000 to the Company have been satisfied (or waived) in accordance with the terms of the Bridge Loan Agreement;

               (ii) all conditions precedent (other than the satisfaction (or waiver) of the conditions precedent set forth in this Section 6 and the conditions precedent to (A) the making of the Bridge Loan or (B) the initial extension of credit contained in the New Credit Facility) to the obligation of the lenders under the Grey Wolf Loan Agreement to make a term loan in the principal amount of $35,000,000 to Grey Wolf have been satisfied (or waived) in accordance with the terms of the Grey Wolf Loan Agreement; and

               (iii) all conditions precedent (other than the satisfaction (or waiver) of the conditions precedent set forth in this Section 6 and the conditions precedent to (A) the making of the Bridge Loan or (B) the making of the Grey Wolf Term Loan) to the obligation of the lenders under the New Credit Facility to make revolving credit loans in the aggregate principal amount, at any one time outstanding, not to exceed $15,000,000 have been satisfied (or waived) in accordance with the terms of the New Credit Facility.

         (t) The Collateral Agent shall have received (with a copy to the Initial Purchaser and the Trustee) prior to the Closing Time:

               (i) UCC requests for information (Form UCC-11), or similar search reports certified by a party acceptable to the Initial Purchaser and the Trustee, dated a date no more than fourteen (14) days prior to the Closing Date, listing all effective UCC financing statements in the respective jurisdictions listed on Schedule 1 hereto which name a Company Person (under its present name and any previous name) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in the Collateral Documents not being released on or prior to the Closing Date (other than Permitted Prior Liens);

               (ii) appropriately completed UCC-3 termination statements which have been duly authorized for filing by the appropriate person, or other similar agreements, documents or instruments (including releases, reconveyances, satisfactions or other instruments of discharge), necessary or, in the opinion of the Initial Purchaser, the Trustee or their respective counsel, desirable to release all Liens (other than Permitted Prior Liens) of any person in any collateral described in the Security Documents previously granted by any person, including, without limitation, each Lien identified in a report delivered pursuant to clause (i) above that is not a Permitted Prior Lien; provided, however, any such termination statement, instrument or document releasing Liens which secure obligations under the Existing Credit Agreement Agent or the Existing Notes Indenture Trustee may be delivered pursuant to an escrow arrangement pending termination of the Existing Credit Agreement Agent or mailing of a notice of redemption to each holder of the Existing Notes, respectively; and

               (iii) appropriately completed UCC financing statements which have been duly authorized for filing by the appropriate person and which name the Company and each Guarantor as a debtor and the Collateral Agent as the secured party, or other similar agreements, documents or instruments (including mortgages) to be filed under the UCC of all jurisdictions or otherwise as may be necessary or, in the opinion of the Initial Purchaser, the Trustee or their respective counsel, desirable to perfect the security interests of the Collateral Agent pursuant to the Security Documents.

         (u) All UCC financing statements, termination statements and other similar agreements, documents and instruments for filing required to be delivered to the Collateral Agent pursuant to Section 6(t) hereof (the "Financing Statements") shall have been delivered to CT Corporation System and/or one or more other similar filing service companies acceptable to the Trustee, the Collateral Agent and the Initial Purchaser with arrangements satisfactory to the Trustee, the Collateral Agent and the Initial Purchaser for the filing of such Financing Statements.

         (v) Prior to or concurrently with the Closing Time, the Company shall have received cash proceeds from borrowings of the Loan Documents in an amount sufficient, when added to the net cash proceeds from the sale of the Securities hereunder, to pay in full in cash the Existing Credit Agreement Payout Amount and the Existing Notes Payout Amount and all other fees, costs and expenses payable by the Company Persons in connection with the closing of the transactions contemplated by the Transaction Documents, including the Refinancing Transaction, and shall have authorized disbursement of such cash proceeds directly to pay the Existing Credit Agreement Payout Amount and the Existing Notes Payout Amount and such fees, costs and expenses pursuant to a disbursement authorization letter, in form and substance satisfactory to the Initial Purchaser, executed and delivered by the Company Persons, and the Initial Purchaser shall have received such other confirmations as it may request as to the termination and discharge of the Existing Credit Agreement, the discharge of the Existing Notes and the release and discharge of all Liens securing the Existing Notes and obligations under the Existing Credit Agreement.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Initial Purchaser and Sidley Austin Brown & Wood LLP.

         7. Termination. The Initial Purchaser may terminate this Agreement, by notice to the Company, at any time prior to Closing Time (i) if any condition specified in Section 6 hereof shall not have been fulfilled when and as required to be fulfilled or (ii) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business or (iii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities or (iv) if trading in any securities of the Company has been suspended or materially limited by the Commission, the American Stock Exchange or any other securities exchange or automated quotation system upon which any such securities are traded, or if trading generally on any national securities exchange or automated quotation system of a registered securities association has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any such exchange or system or by order of the Commission, the NASD or any other governmental authority or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (vi) if a banking moratorium has been declared by either Federal or New York authorities. Any such termination shall be without liability of any party to another party and, notwithstanding such termination, certain provisions of this Agreement shall survive and remain in full force and effect as provided in Section 14 hereof.

         8. Reimbursement of Initial Purchaser Expenses. If (i) this Agreement shall have been terminated pursuant to Section 7 hereof, (ii) the Company shall fail to tender the Securities for delivery to the Initial Purchaser in accordance with the terms of this Agreement or (iii) the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors shall, jointly and severally, reimburse the Initial Purchaser for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase and resale of the Securities.

     9. Indemnification.

         (a) The Company Persons, jointly and severally, shall indemnify, defend and hold harmless the Initial Purchaser, its affiliates, each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act and each officer, director, employee, representative and agent of the Company, its affiliates and any such other person who so controls the Initial Purchaser (each such person being referred to herein as a "Purchaser Indemnified Person"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, whether commenced or threatened and regardless of whether such Purchaser Indemnified Person is a party to such action, including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities, to which such Purchaser Indemnified Person may become subject under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company or any Guarantor pursuant to Section 5(e) hereof or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no Company Person shall be liable (i) in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchaser's Information or (ii) with respect to the Preliminary Offering Memorandum, to the extent that any such loss, claim, damage or liability arises solely from the fact that the Initial Purchaser sold securities to a person to whom there was not sent or given, on or prior to the written confirmation of such sale, a copy of the Offering Memorandum, as amended or supplemented, if the Company shall have previously and timely furnished copies thereof to the Initial Purchaser in accordance with this Agreement and the Offering Memorandum, as amended or supplemented, would have corrected any such untrue statement or omission; and each Company Person shall jointly and severally reimburse each Purchaser Indemnified Person promptly upon demand for any legal or other expenses reasonably incurred by such Purchaser Indemnified Person in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

         (b) The Initial Purchaser shall indemnify, defend and hold harmless each Company Person, its affiliates, each person, if any, who controls a Company Person within the meaning of the Securities Act or the Exchange Act and each officer, director, employee, representative and agent of a Company Person, such affiliates and any such other person who so controls a Company Person (each such person being referred to herein as a "Company Indemnified Person"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, whether commenced or threatened and regardless of whether such Company Indemnified Person is a party to such action, including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities, to which such Company Indemnified Person may become subject under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, in each case, only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchaser's Information; and the Initial Purchaser shall reimburse such Company Indemnified Person for any legal or other expenses reasonably incurred by such Company Indemnified Person in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by a Purchaser Indemnified Person or a Company Indemnified Person (each being referred to herein in such capacity as an "indemnified party") of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the Company or a Guarantor pursuant to Section 8(a) hereof or the Initial Purchaser pursuant to Section 9(b) hereof (the Company Persons and the Initial Purchaser being referred to herein in such capacity as an "indemnifying person"), notify such indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based upon written advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) a conflict or potential conflict exists (based upon written advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b) hereof, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.

         (d) Settlement without Consent if Failure to Reimburse. An indemnifying party shall not be liable for any settlement of any proceedings effected without its written consent (which consent shall not be unreasonably withheld). Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse such indemnified party for legal or other expenses in connection with investigating, responding to or defending any proceeding as contemplated by Section 9(a) or 9(b) hereof, as the case may be, such indemnifying person shall be liable for any settlement of any proceedings effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying person of such request for the reimbursement, (ii) such indemnifying person shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnifying person shall not have responded in writing to such request, specifying those expenses that it has chosen not to reimburse and the reason for such non-reimbursement, prior to the date of such settlement. An indemnifying person shall not, without the prior written consent of an indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceedings in respect of which indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party in form and substance satisfactory to such indemnified party from all liability on claims that are the subject matter of such proceedings and (ii) does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party. In addition, except as otherwise set forth in this paragraph, an indemnified party shall not, without the prior written consent of an indemnifying person (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceedings in respect of which indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnifying person in form and substance satisfactory to such indemnifying person from all liability on claims that are the subject matter of such proceedings and (ii) does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of such indemnifying person.

         The obligations of each of the Company Persons and the Initial Purchaser in this Section 9 and in Section 10 hereof are in addition to any other liability that any Company Person or the Initial Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

         10. Contribution. If the indemnification provided for in Section 9 hereof is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) hereof, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company Persons, on the one hand, and the Initial Purchaser, on the other, from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company Persons, on the one hand, and the Initial Purchaser, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company Persons, on the one hand, and the Initial Purchaser, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company Persons, on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company Persons or information supplied by the Company Persons, on the one hand, or to any Initial Purchaser's Information, on the other, the intent of the parties, their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omissions and any other equitable consideration appropriate in the circumstances. The Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         11. Assignment; Persons Entitled to Benefit of Agreement. This Agreement may not be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of each other party hereto and any purported assignment without such consent shall be void; provided, that, notwithstanding the foregoing, the Initial Purchaser shall, without being released from any of its obligations hereunder, be permitted to assign its rights and obligations hereunder to one or more of its affiliates. This Agreement shall inure to the benefit of and be binding upon each of the Initial

Purchaser, the Company Persons and their respective successors and permitted assigns. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 hereof with respect to affiliates of such persons, controlling persons of the Company Persons and the Initial Purchaser, and officers, directors, employees, representatives and agents of such persons, such affiliates and such controlling persons and in Section 5(e) hereof with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         12. Expenses. Each of the Company Persons, jointly and severally, covenants and agrees with the Initial Purchaser to pay or cause to be paid all reasonable expenses incident to the performance of the obligations of the Company Persons under this Agreement, including the following: (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and the Exchange Securities and any taxes payable in that connection;
(ii) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto), and the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by them; (iii) the costs of reproducing and distributing each of the Transaction Documents, the closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities and the Exchange Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities and the Exchange Securities; (v) the fees and expenses of the Company's counsel, independent accountants and other representatives and agents; (vi) the fees and expenses of qualifying the Securities and the Exchange Securities under the securities laws of the several jurisdictions as provided in Section 5(g) hereof and of preparing, printing and distributing "Blue Sky" memoranda (including related fees and expenses of counsel for the Initial Purchaser); (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses associated with the creation and perfection of security interests and associated documents, including, without limitation, the Security Documents and all Financing Statements, including filing fees and the reasonable fees and disbursements of counsel incurred in connection therewith and the fees and disbursements of local counsel to the Initial Purchaser incurred in connection therewith; (ix) the fees and expenses of the Collateral Agent and any agent of the Collateral Agent (including related fees and expenses of any counsel to such parties); (x) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities and the Exchange Securities for book-entry transfer by DTC; (xi) all travel expenses of the Company's officers and employees and other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities from the Initial Purchaser; (xii) such costs and expenses owing pursuant to Section 4 of the Engagement Letter (as defined below); and (xiii) all other costs and expenses incident to the performance of the obligations of the Company Persons under this Agreement and the other Transaction Documents that are not otherwise specifically provided for in this
Section 12.

         13. Survival. The respective agreements of the Company Persons and the Initial Purchaser contained in Sections 8 through 22 hereof and the respective representations and warranties of such persons contained in this Agreement or made by or on behalf of such persons pursuant to this Agreement or in any certificate delivered pursuant hereto shall survive and remain in full force and effect regardless of any termination or cancellation of this Agreement in accordance with its terms. In addition, for purposes of clarification, the respective agreements, representations and warranties of the Company Persons and the Initial Purchaser contained in this Agreement or made by or on behalf of such persons pursuant to this Agreement or any certificate delivered pursuant hereto shall survive and remain in full force and effect following the delivery of and payment for the Securities hereunder.

         14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Initial Purchaser, shall be delivered or sent by mail or facsimile transmission to Guggenheim Capital Markets, LLC, 135 East 57th Street 9th Floor, New York, New York 10022, Attention: Todd Boehly (facsimile no.: (212) 644-8396); or

               (b) if to any Company Person, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Robert L.G. Watson (facsimile no.: (210) 490-8816).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     15. Definition of Terms; Construction. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act. A reference herein to any party to this Agreement or any other agreement or instrument referred to herein shall include such party's successors and permitted assigns. A reference herein to any agreement shall, unless otherwise stated herein, be to such agreement (together with any schedule and exhibit attached thereto) as it may have been, or may hereafter be, amended, modified, supplemented, waived and/or restated from time to time in accordance with its terms. A reference herein to any law or other legislation or to any provision of any law or other legislation shall include any amendment, modification or re-enactment thereof, any legislative provision substituted therefor and all regulations, rules and interpretations issued thereunder or pursuant thereto. All references to "$", funds and dollars refer to United States currency.

     16. Initial Purchaser's Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchaser's Information consists solely of the following information in the Offering
Memorandum: the statements concerning the Initial Purchaser contained in the fifth and sixth sentences of the fourth paragraph, and the first, second, penultimate and last sentences of the fifth paragraph, under the heading "Plan of Distribution".

     17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any choice-of-law rules which might apply the laws of any other jurisdiction.

     18. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by facsimile) and, if executed in more than one counterpart, each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     19. Amendments. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto. No waiver of any provision of this Agreement or any consent or approval to any departure therefrom shall be effective unless the same shall be in writing and signed by each party so waiving such provision or consenting to or approving such departure.

     20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     21. Entire Agreement. This Agreement, together with the schedules and annexes hereto (which schedules and annexes are deemed a part of this Agreement)
(a) contain the entire agreement and understanding of the parties with respect to the subject matter hereof and (b) supersede all prior negotiations, discussions, correspondence, communications, understandings, drafts and agreements between the parties relating to the subject matter hereof, all of which are merged into this Agreement; provided, however, that the terms of the Engagement Letter, dated July 30, 2004 (the "Engagement Letter"), between the Company and the Initial Purchaser shall survive execution of this Agreement and shall continue to be in force regardless of whether the Securities are purchased by the Initial Purchaser hereunder at the Closing Time or this Agreement is terminated. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or proceeding involving this Agreement.

     22. Severability. Any provision hereof which is held by any court of competent jurisdiction in any jurisdiction to be illegal, void or unenforceable shall, as to such jurisdiction, be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions hereof, and any such illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the fullest extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

                            [signature page follows]

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company Persons and the Initial Purchaser in accordance with its terms.

                                 Very truly yours,

                                 ABRAXAS PETROLEUM CORPORATION


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 EASTSIDE COAL COMPANY, INC.


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 SANDIA OIL & GAS CORPORATION


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                  SANDIA OPERATING CORP.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                   WAMSUTTER HOLDINGS, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    WESTERN ASSOCIATED ENERGY CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

Accepted:

GUGGENHEIM CAPITAL MARKETS, LLC


By:
     ----------------------------------------------
     Name:
     Title:



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